DISPOSAL OF TJBIO SHANGHAI	9 Months Ended
Sep. 30, 2025
Discontinued Operations and Disposal Groups [Abstract]
DISPOSAL OF TJBIO SHANGHAI

4. DISPOSAL OF TJBIO SHANGHAI

On April 2, 2024, as a part of the strategic shift to become a U.S.-based biotech, the Group completed the divestiture of its Greater China assets and business operations. The Group transferred 100% of the outstanding equity interest in TJBio Shanghai to TJBio Hangzhou, an unconsolidated investee (now collectively known as TJ Biopharma), on a cash-free and debt-free basis, for an aggregate consideration of the RMB equivalent of up to $80 million, contingent on TJ Biopharma’s achievement of certain future regulatory and sales-based milestone events as well as royalties. The contingent consideration did not meet the definition of a derivative, and as such, the Group elected to account for it as a gain contingency in accordance with ASC 450—Contingencies, and deferred the recognition of the contingent consideration until it becomes realized or realizable. Upon the completion of the divestiture transaction on April 2, 2024, the

Group ceased to consolidate the divested entity, assets and businesses as well as its corresponding financial results, which includes the future development costs of the divested Greater China assets and business operations.

In accordance with ASC 205-20-45, TJBio Shanghai met the criteria to be reported as a discontinued operation as of April 2, 2024. On April 2, 2024, the assets relevant to the sale of TJBio Shanghai with a carrying value of $33.1 million were classified as assets held for sale. The liabilities relevant to the sale of TJBio Shanghai with a carrying value of $83.7 million were classified as liabilities held for sale. The Group recognized an operational loss of $6.9 million from the results of TJBio Shanghai and a gain of $34.4 million from the sale of TJBio Shanghai during the year ended December 31, 2024. Included in the $34.4 million gain is the carrying value of intangible assets related to eftansomatropin alfa and TJ103 totaling $16.2 million, which were acquired from the business combination of I-Mab Tianjin and Tasgen Group. The Group no longer retains the associated rights to those assets after divestiture of the Greater China assets and business operations. As of September 30, 2025, the gain contingency related to the contingent consideration was not resolved. Therefore, no additional gain was recognized related to the sale of TJBio Shanghai during the nine months ended September 30, 2025.

The following is a reconciliation of the amounts of major classes of loss from operations classified as discontinued operations in the consolidated statements of comprehensive loss for the nine months ended September 30, 2024:

Nine Months Ended
September 30, 2024
Discontinued Operations:
Revenue	$—
Cost of revenues	—
Research and development expenses	(12,013)
Administrative expenses	3,331
Interest income	132
Other income, net	1,664
Equity in loss of affiliate	(12)
Net loss from discontinued operations	$(6,898)

The discontinued operations had no associated income tax expense or benefit. Any potential income tax benefit has a full valuation allowance as it is more likely than not those benefits will expire prior to being utilized.